united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

METROMILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

425 Market Street #700 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(888) 242-5204

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MILE	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MILEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 9, 2021, Metromile, Inc., a Delaware corporation (the “Company”) (f/k/a INSU Acquisition Corp. II (“INSU”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 2 – Authorization to Increase the Company’s Authorized Capital (“Proposal No. 2”) and Proposal No. 3 – The Approval of Amendment and Restatement of Charter in Connection with the Merger (“Proposal No. 3”), each of which is described in greater detail in the Proxy Statement/Prospectus.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on February 9, 2021 includes the amendments proposed by Proposal No. 2 and Proposal No. 3. The provisions of the Amended and Restated Certificate of Incorporation of the Company proposed to be amended by Proposal No. 3 remain unchanged in the Certificate of Incorporation. On February 9, 2021, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section entitled “Description of Securities” beginning on page 221 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Transactions, on February 9, 2021, the Board approved and adopted a new Code of Conduct and Ethics applicable to all employees, officers and directors of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger and Reorganization, dated November 24, 2020, and as amended on January 12, 2021 and further amended on February 8, 2021, by and among INSU Acquisition Corp. II, INSU II Merger Sub Corp., and MetroMile, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
2.2	Amendment No. 1 to the Agreement and Plan of Merger and Reorganization, dated November 24, 2020, and as amended on January 12, 2021 and further amended on February 8, 2021, by and among INSU Acquisition Corp. II, INSU II Merger Sub Corp., and MetroMile, Inc. (incorporated by reference to Annex AA to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
2.3	Amendment No. 2 to the Agreement and Plan of Merger and Reorganization, dated November 24, 2020, and as amended on January 12, 2021 and further amended on February 8, 2021, by and among INSU Acquisition Corp. II, INSU II Merger Sub Corp., and MetroMile, Inc.
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated February 9, 2021.
3.2	Second Amended and Restated Bylaws of the Company.
4.1	Amended and Restated Registration Rights Agreement, dated February 9, 2021, by and among the Company and certain stockholders of the Company.
4.2	Form of Lock-Up Agreement, incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on November 24, 2020.
10.1	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.2	Form of Subscription Agreement, dated as of November 24, 2020, by and between INSU Acquisition Corp. II and the undersigned subscriber party thereto.
10.3#	Metromile, Inc. 2021 Equity Incentive Plan (incorporated by reference to Annex B to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.4#	Metromile, Inc. Employee Stock Purchase Plan (incorporated by reference to Annex C to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.5+	Omnibus Amendment No. 2 to Note Purchase and Security Agreement, by and between Metromile, Inc., HSCM Bermuda Fund Ltd., and the Schedule of Holders listed on Exhibit B, dated February 9, 2021.
10.6#	Offer Letter, dated January 30, 2013 by and between MetroMile, Inc. and Dan Preston (incorporated by reference to Exhibit 10.19 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.7#	Offer Letter, dated February 11, 2021 by and between Metromile, Inc. and Dan Preston
10.8#	Offer Letter, dated January 18, 2019 by and between MetroMile, Inc. and Paw Andersen (incorporated by reference to Exhibit 10.20 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.9#	Offer Letter, dated December 16, 2019 by and between MetroMile, Inc. and Mark Gundacker (incorporated by reference to Exhibit 10.22 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.10#	Offer Letter, dated January 3, 2020 by and between MetroMile, Inc. and Jesse McKendry (incorporated by reference to Exhibit 10.23 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.11#	Offer Letter, dated September 21, 2017 by and between MetroMile, Inc. and Lindsay Alexovich (incorporated by reference to Exhibit 10.21 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.12#	Form of MetroMile, Inc. Confidential Information and Invention Assignment Agreement (incorporated by reference to Exhibit 10.24 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.13#	At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement, dated by and between MetroMile, Inc. and Dan Preston, dated February 7, 2013, (incorporated by reference to Exhibit 10.25 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
10.14#	At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement, dated by and between MetroMile, Inc. and Lindsay Alexovich, dated November 4, 2017, (incorporated by reference to Exhibit 10.26 to the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed on January 15, 2021).
16.1	Letter from Grant Thornton LLP
99.1	Unaudited pro forma condensed combined financial information of INSU Acquisition Corp. II and MetroMile, Inc. as of September 30, 2020 and for the year ended December 31, 2019 and the nine months ended September 30, 2020.

#	Indicates management contract or compensatory plan or arrangement.

+	Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2021

METROMILE, INC.

By:	/s/ Dan Preston
Dan Preston
Chief Executive Officer

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